UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2018

CEVA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-49842	77-0556376
(Commission File Number)	(I.R.S. Employer Identification No.)

1174 Castro Street, Suite 210 Mountain View, CA	94040
(Address of Principal Executive Offices)	(Zip Code)

650/417-7900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 17, 2018, the Company held its annual meeting of stockholders, at which the Company’s stockholders approved the following three proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the Securities and Exchange Commission on April 6, 2018.

Proposal 1: Election of Directors

The following directors were elected at the meeting to serve for a one-year term until the 2019 annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Vote
Eliyahu Ayalon	16,130,788	210,138	2,435,580
Zvi Limon	16,001,656	339,270	2,435,580
Bruce A. Mann	15,601,226	739,700	2,435,580
Maria Marced	16,219,368	121,558	2,435,580
Peter McManamon	16,132,154	208,772	2,435,580
Sven-Christer Nilsson	15,414,039	926,887	2,435,580
Louis Silver	16,049,725	291,201	2,435,580
Gideon Wertheizer	16,233,721	107,205	2,435,580

Proposal 2: Ratification of Appointment of Independent Auditors

The selection of Kost Forer Gabby & Kassierer, a member of Ernst & Young Global, as independent auditors of the Company for the fiscal year ending December 31, 2018, was ratified as follows:

For 18,479,365	Against 288,660	Abstained 8,481	Broker Non-Vote 0

Proposal 3: Compensation of the Named Executive Officers

The advisory vote to approve the Company’s named executive officer compensation was approved as follows:

For 15,274,503	Against 1,057,628	Abstained 8,795	Broker Non-Vote 2,435,580

ITEM 7.01.	REGULATION FD DISCLOSURE

On May 21, 2018, the Company announced the expansion of its share repurchase program in a press release dated of the same date. A copy of such press release is attached and filed herewith as Exhibit 99.1. This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of CEVA, Inc., dated May 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: May 21, 2018	By:	/s/ Yaniv Arieli
Yaniv Arieli
Chief Financial Officer